SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Advisors Preferred Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.

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Kensington Managed Income Fund Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Kensington Managed Income Fund. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on August 24, 2020.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Kensington Managed Income Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

For Internal Distribution Only

Kensington Managed Income Fund

Level I Answering Machine Script

Hello.

I am calling regarding your investment with Kensington Managed Income Fund.

The Special Meeting of Shareholders is scheduled to take place on August 24, 2020. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-888-542-7446 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

MUTUAL FUND

PROXY FACT SHEET FOR:

KENSINGTON MANAGED INCOME FUND

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	JULY 23, 2020	HUNTINGTON CENTER
Mail Date	JULY 28, 2020	41 S. HIGH STREET, 17TH FLOOR
Meeting Date	AUGUST 24, 2020 @ 10:00 AM (ET)	COLUMBUS, OHIO 43215
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 2	Inbound Line	1-888-542-7446
CUSIPs	SEE PAGE 2	Website	https://www.kensingtonanalytics.com

What are Shareholders being asked to vote on?

1.	To approve a sub-advisory agreement between Advisors Preferred, LLC and Kensington Analytics, LLC with respect to the Kensington Managed Income Fund;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

PROPOSAL 1: To approve a sub-advisory agreement between Advisors Preferred, LLC and Kensington Analytics, LLC with respect to the Kensington Managed Income Fund;

What are shareholders being asked to approve?

Shareholders of the Kensington Managed Income Fund (the "Fund") are being asked to approve a sub-advisory agreement (the "Sub-Advisory Agreement") between Advisors Preferred, LLC (the "Adviser") and Kensington Analytics, LLC ("Kensington").

Why are shareholders being asked to approve the Sub-Advisory Agreement?

The Adviser currently serves as the investment adviser to the Fund under an investment advisory agreement between Advisors Preferred Trust and the Adviser. The Adviser has proposed to the Advisors Preferred Trust Board of Trustees that Kensington Analytics, LLC serve as sub-adviser to the Adviser and the Fund.

How will approval of the Sub-Advisory Agreement affect advisory services provided to the Fund?

Under this proposal, the Fund’s current portfolio manager (Bruce P. DeLaurentis) will continue to serve as portfolio manager. However, if the proposal is approved by shareholders, Mr. DeLaurentis will provide portfolio management services to the Fund as a member of the sub-adviser.

As sub-adviser to the Fund and the Adviser, subject to the Board's oversight, Kensington Analytics, LLC will manage the Fund's investment portfolio and make all investment decisions.

Will the advisory fees increase under the Sub-Advisory Agreement?

Approval of the Sub-Advisory Agreement will not increase the advisory fees paid by the Fund as Kensington Analytics, LLC will be paid by the Adviser, not the Fund. Other Fund fees and expenses will not increase as a result of the approval of the Sub-Advisory Agreement.

For Internal Distribution Only

When will the Sub-Advisory Agreement become effective?

The effective date of the Sub-Advisory Agreement will be on or about the date it is approved by the Fund's shareholders.

What will happen if shareholders do not approve the Sub-Advisory Agreement?

In the event shareholders of the Fund do not approve Proposal 1 at the Meeting or any adjournment, postponement or delay thereof, the Board will need to consider appropriate action, which could include, among other things, seeking approval of a new sub-advisory agreement.

The Adviser will continue to advise the Fund pursuant to an investment advisory agreement and will continue to advise the Fund, whether or not shareholders approve the Sub-Advisory Agreement.

Who is Kensington Analytics, LLC?

Kensington Analytics, LLC is wholly-owned by Kensington Management, LLC, which is deemed to be controlled by Bruce P. DeLaurentis because he owns more than 25% of its interests.

Who will bear the costs related to the proxy solicitation?

The total cost of preparing and mailing the Proxy Statement, the Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies will be borne equally by the Adviser and proposed Sub-Adviser.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials are available online at: https://vote.proxyonline.com/Kensington/docs/Proxy2020.pdf

AST Fund Solutions is mentioned on page 9 of the Proxy Statement.

NAME OF FUND	CLASS	TICKER	CUSIP
Kensington Managed Income Fund	A	KAMAX	00771F723
Kensington Managed Income Fund	C	KAMCX	00771F640
Kensington Managed Income Fund	I	KAMIX	00771F715

For Internal Distribution Only